UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2004

BULLDOG TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50321
(Commission File Number)

980377543
(IRS Employer Identification No.)

128-11180 Coppersmith Place, Richmond, British Columbia, Canada
(Address of principal executive offices and Zip Code)

(604) 271-8656
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events.

Pursuant to Rule 135c of the Securities Act of 1933, a press release with respect to a private placement offering is appended to this Form 8-K Current Report as exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibits

99.1 Press release issued by the Registrant on April 14, 2004

 2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BULLDOG TECHNOLOGIES INC.

/s/ John Cockburn
By: John Cockburn
President, Chief Executive Officer, Secretary, Chief Financial Officer, Treasurer and Director
Date: April 14, 2004